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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                              --------------------------


                                       FORM 8-K



                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                         October 14, 1997 (October 13, 1997)




                                    ANCHOR GAMING
                             ---------------------------
                (Exact name of registrant as specified in its charter)



         Nevada               000-23124                  88-0304253
    ---------------          -----------             ------------------
    (State or Other          (Commission                (IRS Employer
    Jurisdiction of          File Number)            Identification No.)
     Incorporation)




                  815 Pilot Road, Suite G, Las Vegas, Nevada  89119
              ----------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

    Registrant's telephone number, including area code:      (702) 896-7568
                                                           -------------------

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ITEM 5.  OTHER EVENTS

On October 13, 1997, the Registrant released the press release attached hereto as Exhibit 20.1, which press release is incorporated in its entirety herein by reference. See "Index to Exhibits."


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  October 14, 1997

                             ANCHOR GAMING

                             By:    /s/ Geoffrey A. Sage
                                    ------------------------------------------
                             Name:  Geoffrey A. Sage,
                                    Corporate Controller and
                                    principal accounting officer


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INDEX TO EXHIBITS


                                                      Sequentially
     Description of Exhibit                           Numbered Page
     ----------------------                           -------------

20.1 Press Release dated October 13, 1997                  --


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